EXHIBIT 10.3

               SUPPORT AGREEMENT AMONG PATCH INTERNATIONAL INC.,
                  PATCH ENERGY INC., AND 1286664 ALBERTA LTD.
                             DATED JANUARY 17, 2007

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                                SUPPORT AGREEMENT

THIS AGREEMENT is made effective the 16th day of January, 2007.

BETWEEN:

             PATCH INTERNATIONAL INC., a corporation incorporated under the laws of Nevada and having its corporate office at 300, 441 - 5th Avenue SW, Calgary, Alberta T2P 2V1

             ("PATCH")

                                     - and -
             PATCH ENERGY INC., a corporation incorporated under the CANADA BUSINESS CORPORATIONS Act and having its principal office at 300, 441 - 5TH Avenue SW, Calgary, Alberta T2P 2V1

             ("EXCHANGECO")

                                     - and -

             1286664 ALBERTA LTD., a corporation incorporated under the laws of the Province of Alberta and having its registered office at 1000, 400 - 3rd Avenue SW, Calgary, Alberta T2P 4H2

             (the "TRUSTEE")


WHEREAS pursuant to a share exchange agreement dated as of January 16, 2007 (the "SHARE EXCHANGE AGREEMENT"), Exchangeco has agreed to acquire all of the common shares (the "COMMON SHARES") of 1289307 Alberta Ltd. (the "COMPANY") held by those persons defined as Vendors in the Share Exchange Agreement (the "VENDORS") in exchange for the issuance to the Vendors of Series A Preferred Series A Special Shares in the capital of Exchangeco (the "EXCHANGEABLE SHARES");

AND WHEREAS in accordance with the Share Exchange Agreement, Patch and Exchangeco have agreed to enter into this Support Agreement (the "AGREEMENT");

AND WHEREAS in accordance with the Share Exchange Agreement, Patch and Exchangeco have agreed to enter into an Exchange and Voting Trust Agreement (the "EXCHANGE AND VOTING TRUST AGREEMENT") with the Trustee;

NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the Parties hereto covenant and agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1      Defined Terms

Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the share provisions of the Exchangeable Shares (the "SHARE PROVISIONS"), a copy of which are attached hereto as Schedule "A".


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1.2      Interpretation Not Affected by Headings

The division of this Agreement into Articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "ARTICLE" or "SECTION" followed by a number and/or a letter refer to the specified Article or section of this Agreement. The terms "THIS AGREEMENT", "HEREOF", "HEREIN" and "hereunder" and similar expressions refer to this Agreement and not to any particular Article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3      Number, Gender

Words in the singular number only shall include the plural and vice versa. Words in one gender shall include all genders.

1.4      Date for any Action

If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                    ARTICLE 2
                        COVENANTS OF PATCH AND EXCHANGECO

2.1      Covenants Regarding Exchangeable Shares

So long as any Exchangeable Shares not owned by Patch or its Affiliates are outstanding, Patch shall:

         (a) not declare or pay any dividend on Patch Shares unless (i) Exchangeco shall simultaneously declare or pay, as the case may be, an equivalent dividend (as provided for in the Share Provisions) on the Exchangeable Shares, and (ii) Exchangeco shall have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with the applicable law, of any such dividend on the Exchangeable
                  Shares:

         (b) advise Exchangeco sufficiently in advance of the declaration by Patch of any dividend on Patch Shares and take all such other actions, including payment or transfer of monies, as are necessary, in co-operation with Exchangeco, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on Patch Shares;

         (c) ensure that the record date for any dividend declared on Patch Shares is not less than ten (10) Business Days after the declaration date of such dividend;

         (d) take all such actions, including payment or transfer of monies, and do all such things as are reasonably necessary or desirable to enable and permit Exchangeco, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Exchangeable Share upon a Liquidation Distribution, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by Exchangeco, as the case may be, including, without limitation, all such actions and all such things as are necessary or desirable to enable and permit Exchangeco to instruct the Trustee to cause the Patch Shares to be

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                  delivered  directly to the holders of  Exchangeable  Shares by the Trustee in accordance with the provisions of Section 5, 6 or 7, as the case may be, of the Share Provisions;

         (e) take all such actions and do all such things as are necessary or desirable to enable and permit it, in accordance with applicable law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right including, without limitation, all such actions and all such things as are necessary or desirable to enable, permit and instruct Exchangeco to cause the Patch Shares to be delivered to the holders of Exchangeable Shares in accordance with the provisions of Section 8 of the Share Provisions; and

         (f) not exercise its vote as a direct or indirect shareholder to initiate the voluntary liquidation, dissolution or winding-up of Exchangeco nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of Exchangeco.

2.2      Segregation of Funds

Patch will cause Exchangeco (and shall fund Exchangeco to the extent necessary) to deposit a sufficient amount of funds in a separate account of Exchangeco and segregate a sufficient amount of such other assets and property as is necessary to enable Exchangeco to pay dividends when due and to pay or otherwise satisfy its respective obligations under Sections 5, 6 or 7 of the Share Provisions, as applicable, and Exchangeco will use such funds or other assets exclusively to pay such dividends or satisfy its obligations under Sections 3, 5, 6 or 7 of the Share Provisions.

2.3      Notification of Certain Events

In order to assist and permit Patch to exercise the Liquidation Call Right, Retraction Call Right and Redemption Call Right, Exchangeco will notify Patch of each of the following events at the time set forth below:

         (a) in the event of any determination by the Board of Directors of Exchangeco to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs, at least sixty (60) days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

         (b) promptly, upon the earlier of receipt by Exchangeco of notice of and Exchangeco otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs;

         (c)      immediately,  upon  receipt  by  Exchangeco  of  a  Retraction
                  Request;

         (d) on the same date on which notice of redemption is given to holders of Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Share Provisions; and

         (e) as soon as practicable upon the issuance by Exchangeco of any Exchangeable Shares or rights to acquire Exchangeable Shares.

2.4      Delivery of Patch Shares

Upon any event that requires Exchangeco to deliver Patch Shares to any holder of Exchangeable Shares, and subject to Patch's exercise of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, Exchangeco shall forthwith cause to be delivered the requisite number of Patch Shares to be received by, and transferred to or to the order of, the former holder of the surrendered Exchangeable Shares, as the respective Vendors shall direct. All such Patch Shares shall have been duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance except with respect to restrictions and legends required for purposes of compliance with U.S. federal securities laws.

2.5      Qualification of Patch Shares

If any Patch Shares (or other shares or securities into which Patch Shares may be reclassified or changed as contemplated by section 2.7 hereof) to be issued or transferred and delivered hereunder require registration or qualification with or approval of or the filing of any document, including any prospectus or similar document or the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state securities or other law or regulation or pursuant to the rules and regulations of any securities or other regulatory authority or the fulfillment of any other United States or Canadian legal requirement before such shares (or such other shares or securities) may be issued by Patch or delivered by the Trustee at the direction of Patch or Exchangeco to the holder of surrendered Exchangeable Shares, Patch will in good faith expeditiously take all such actions and do all such things as are necessary or desirable to cause such Patch Shares (or such other shares or securities) to be and remain duly registered, qualified or approved under United States and/or Canadian law, as the case may be. Patch will in good faith expeditiously take all such actions and do all such things as are reasonably necessary or desirable to cause all Patch Shares (or such other shares or securities) to be delivered hereunder to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which outstanding Patch Shares (or such other shares or securities) have been listed by Patch and remain listed and are quoted or posted for trading at such time. For clarity, this Section 2.6 shall not operate to require Patch or Exchangeco to prepare and file any prospectus or similar document or take any proceeding or obtain any order, ruling or consent from any governmental or regulatory authority in order to permit the subsequent resale of the Exchangeable Shares or the Trust Shares.

2.6      Economic Equivalence

         (a) Patch will not without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11 of the Share
                  Provisions:

                  (i) issue or distribute Patch Shares (or securities exchangeable for or convertible into or carrying rights to acquire Patch Shares) to the holders of all or substantially all of the then outstanding Patch Shares by way of stock dividend or other distribution, other than an issue of Patch Shares (or securities exchangeable for or convertible into or carrying rights to acquire Patch Shares) to holders of Patch Shares who exercise an option to receive dividends in Patch Shares (or securities exchangeable for or convertible into or carrying rights to acquire Patch Shares) in lieu of receiving cash dividends; or

                  (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Patch Shares entitling them to subscribe for or to purchase Patch Shares (or securities exchangeable for or convertible into or carrying rights to acquire Patch Shares); or

                  (iii) issue or distribute to the holders of all or substantially all of the then outstanding Patch Shares (A) shares or securities of Patch of any class
                           other   than  Patch

                           Shares (other than shares convertible into or exchangeable for or carrying rights to acquire Patch Shares), (B) rights, options or warrants other than those referred to in section 2.7(a) (ii) above, (C) evidences of indebtedness of Patch, or (D) assets of Patch;

                  unless (a) Patch is permitted under applicable law to undertake an action described in items (i), (ii) or (iii) above; and (b) the same or an economic equivalent change on a per share basis shall simultaneously be made to or in the rights of the holders of the Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by Patch in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Share Exchange Agreement, or as otherwise permitted by the parties to the Share Exchange Agreement.

         (b) Patch will not without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11 of the Share Provisions:

                  (i) subdivide, redivide or change the then outstanding Patch Shares into a greater number of Patch Shares;

                  (ii) reduce, combine, consolidate or change the then outstanding Patch Shares into a lesser number of Patch Shares; or

                  (iii) reclassify or otherwise change Patch Shares or effect an amalgamation, merger, reorganization or other transaction affecting Patch Shares,

                  unless (a) Patch is permitted under applicable law to undertake an action described in items (i), (ii) or (iii) above; and (b) the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

         (c) Patch will ensure that the record date for any event referred to in section 2.7(a) or 2.7 (b) above, (or, if no record date is applicable for such event), the effective date for any such event, is not less than ten (10) Business Days after the date on which such event is declared or announced by Patch (with contemporaneous notification thereof by Patch to Exchangeco)

         (d) The Board of Directors of Exchangeco shall determine, in good faith and in its sole discretion acting reasonably (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may determine necessary or desirable), economic equivalence for the purposes of any event referred to in section 2.7(a) or 2.7(b) above and each such determination shall be conclusive and binding on Patch. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

                  (i) in the case of any stock dividend or other distribution payable in Patch Shares, the number of such shares issued in proportion to the number of Patch Shares previously outstanding;

                  (ii) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Patch Shares (or securities exchangeable for or convertible into or carrying rights to acquire Patch Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price;

                  (iii) in the case of the issuance or distribution of any other form of property (including, without limitation, any shares or securities of Patch of any class other than Patch Shares), any rights, options or warrants other than those referred to in section 2.7(d) (ii) above, any evidences of indebtedness of Patch or any assets of Patch, the relationship between the fair market value (as determined by the Board of Directors in good faith acting reasonably) of such property to be issued or distributed with respect to each outstanding Patch Share and the Current Market Price;

                  (iv) in the case of any subdivision, redivision or change of the then outstanding Patch Shares into a greater number of Patch Shares or the reduction, combination, consolidation or change of the then outstanding Patch Shares into a lesser number of Patch Shares or any amalgamation, merger, reorganization or other transaction affecting Patch Shares, the effect thereof upon the then outstanding Patch Shares; and

                  (v) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of Patch Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

         (e) Exchangeco agrees that, to the extent required, upon due notice from Patch, Exchangeco will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by Exchangeco, or subdivisions, redivisions or changes are made to the
                  Exchangeable Shares, in order to implement the required economic equivalent with respect to Patch Shares and the Exchangeable Shares as provided for in this section 2.7.

2.7      Tender Offers

In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Patch Shares (an "OFFER") is proposed by Patch or is proposed to Patch or its shareholders and is recommended by the Board of Directors of Patch, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of Patch, and the Exchangeable Shares are not redeemed by Exchangeco or purchased by Patch as contemplated by and in compliance with the Share Provisions, then Patch will use its reasonable efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of the Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Patch Shares, without discrimination. Without limiting the generality of the foregoing, Patch will use its reasonable efforts expeditiously and in good faith (in the case of a transaction by Patch or where Patch is a participant in the negotiation thereof) to ensure that holders of the Exchangeable Shares may participate in all such Offers without being required to retract the Exchangeable Shares as against Exchangeco (or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of Exchangeco under the Share Provisions to redeem (or Patch to purchase pursuant to the Redemption Call Right) the Exchangeable Shares, in the event of a Patch Control Transaction.

2.8      Ownership of Voting Outstanding Shares of Exchangeco

Unless otherwise agreed to by Exchangeco and unless the holders of the Exchangeable Shares have given their consent in accordance with Section 11 of the Share Provisions, Patch covenants and agrees in favour of Exchangeco that, as long as any of the Exchangeable Shares outstanding are owned by any person or entity other than Patch or any of its Affiliates, Patch will be and shall remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of Exchangeco.

2.9      Patch and Affiliates Not to Vote Exchangeable Shares

Patch covenants and agrees that it will appoint and cause to be appointed proxy holders with respect to all of the Exchangeable Shares held by it and its Affiliates for the sole purpose of attending each meeting of holders of the Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Patch further covenants and agrees that it will not, and will cause its Affiliates not to, exercise any voting rights which may be exercisable by holders of the Exchangeable Shares from time to time pursuant to the Share Provisions or pursuant to the provisions of the Act (or any successor or other statute by which Exchangeco may in the future be governed) with respect to any of the Exchangeable Shares held by it or by its Affiliates in respect of any matter considered at any meeting of the holders of the Exchangeable Shares.

2.10     Rule 10b-18 Purchases

For certainty, nothing contained in this Agreement, including without limitation the obligations of Patch contained in section 2.8 hereof, shall limit the ability of Patch or Exchangeco to make a "Rule l0b-18 Purchase" of Common Shares pursuant to Rule 10b-18 of the U.S. SECURITIES EXCHANGE ACT OF 1934, as amended, or any successor provisions thereof.

2.11     Special Patch Representations and Covenants

         (a) Each of Patch and Exchangeco, jointly and severally, represent to the other such party and all other third party beneficiaries of this Agreement, that (i) the authorized capital of Exchangeco as of the date hereof is as set forth on Annex A attached hereto and no change has been made or occurred with respect to such authorized capital prior to closing of this Agreement; (ii) immediately prior to issuance of the Exchangeable Shares, Exchangeco has no issued or outstanding capital stock other than the Common Shares, all of which are owned by Patch; (iii) there are no Claims pending or threatened against Patch or Exchangeco in regard to any prior transaction or any other matters; and (iv) there are no continuing, residual or future obligations required to be maintained or performed by Exchangeco with respect to any prior shareholders of Exchangeco or any prior transaction other than in regard to Patch in its capacity as the sole holder of all Common Shares of Exchangeco.

         (b) Patch undertakes, covenants and agrees that unless and until the first business day immediately following exchange of all of the Exchangeable Shares: (i) Patch shall be and remain the sole holder of record and beneficial owner of the Common Shares of Exchangeco; and (ii) Patch shall be and remain in sole control of Exchangeco.

         (c) Each of Patch and Exchangeco covenant and agree that Exchangeco will not be used for any future transaction, or carry on any business, unless and until all Exchangeable Shares have been exchanged and/or the rights of the holders of the Exchangeable Shares have otherwise terminated in accordance with the Share Provisions.

                                   ARTICLE 3
                                PATCH SUCCESSORS

3.1      Certain Requirements in Respect of Combination, etc.

Except as contemplated in the Share Exchange Agreement, Patch shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom, unless:

         (a) such other person or continuing corporation (the "PATCH SUCCESSOR") by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by the Patch Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such Patch Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of Patch under this Agreement; and

         (b) such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other Parties hereunder.

3.2      Vesting of Powers in Successor

Whenever the  conditions of section 3.1 have been duly  observed and  performed, the Parties, if required by section 3.1, shall execute and deliver a supplemental agreement hereto and thereupon the Patch Successor shall possess and from time to time may exercise each and every right and power of Patch under this Agreement in the name of Patch or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of Patch or any officers of Patch may be done and performed with like force and effect by the directors or officers of such Patch Successor.

3.3      Wholly-Owned Subsidiaries

Nothing herein shall be construed as preventing the amalgamation or merger of any direct or indirect subsidiary of Patch, except for Exchangeco, with or into Patch or the winding-up, liquidation or dissolution of any direct or indirect subsidiary of Patch, except for Exchangeco, provided that all of the assets of such subsidiary are transferred to Patch or another wholly-owned direct or indirect subsidiary of Patch and any such transactions are expressly permitted by this Article 3.

                                    ARTICLE 4
                                     GENERAL

4.1      Term

This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire Exchangeable Shares) are held by any person or entity other than Patch and any of its Affiliates.

4.2      Changes in Capital of Patch and Exchangeco

Notwithstanding the provisions of section 4.4, at all times after the occurrence of any event contemplated pursuant to sections 2.7 and 2.8 hereof or otherwise, as a result of which either Patch Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, with the appropriate changes, to all new securities into which Patch Shares or the Exchangeable Shares or both are so changed and the Parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

4.3      Severability

If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

4.4      Amendments and Modifications

This Agreement may not be amended or modified except by an agreement in writing executed by Patch and Exchangeco and, subject to section 4.5 hereof, with the approval of the holders of Exchangeable Shares (or their duly appointed attorney or agent) obtained in accordance with section 11 of the Share Provisions.

4.5      Administrative Amendments

Notwithstanding the provisions of section 4.4 hereof, the Parties to this Agreement may in writing at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

         (a) adding to the covenants of Patch and Exchangeco, provided that the board of directors of each of Patch and Exchangeco shall be of the good faith and reasonable opinion that such additions will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares;

         (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the board of directors of each of Patch and Exchangeco, it may be expedient to make, provided that each such board of directors shall be of the good faith and reasonable opinion that such amendments or modifications will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares; or

         (c) making such changes or corrections which, on the advice of counsel to Patch and Exchangeco are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the board of directors of each of Patch and Exchangeco shall be of the good faith and reasonable opinion that such changes or corrections will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares.

4.6      Meeting to Consider Amendments

Exchangeco, at the request of Patch, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to section 4.4 hereof. Any such meeting or meetings shall be called and held in accordance with the bylaws of Exchangeco, the Share Provisions and all applicable laws.

4.7      Enforceability and Enurement

This Agreement shall be binding upon and enure to the benefit of the Parties hereto and their respective successors and assigns. This Agreement has been incorporated by reference into the Share Exchange

Agreement and the Vendors, jointly and severally, are each an express third party beneficiary of this Agreement and as such have any and all rights of direct enforcement of this Agreement to the same and full extent as if a signatory party hereto.

4.8      Notices to Parties

All notices, requests, demands and other communications hereunder must be made in writing and will be deemed to have been duly given if delivered personally or by courier to the addressee at the address appearing on the first page hereof or to such other address as may be given in writing by the Party. Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by courier shall be deemed to be received on the next Business Day following the deposit of the communication with the courier service.

4.9      Counterparts and Facsimile

This Agreement may be executed in counterparts by original or facsimile signature, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.10     Governing Law

This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Alberta without giving effect to provisions of conflicts of law thereto. Each Party irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Alberta with respect to any matter arising hereunder or related hereto.

                            [Signature Page Follows]

IN WITNESS WHEREOF the Parties have caused this Agreement to be duly executed as of the date first above written.

                                      PATCH INTERNATIONAL INC.


                                      Per: /s/ MICHAEL S. VANDALE
                                          --------------------------------------
                                          Michael S. Vandale, President




                                      PATCH ENERGY INC.


                                      Per: /s/ MICHAEL S. VANDALE
                                          --------------------------------------
                                          Michael S. Vandale, President




                                      1286664 ALBERTA LTD.


                                      Per: /s/ MICHAEL S. VANDALE
                                          --------------------------------------
                                          Michael S. Vandale, President